                                                       Exhibit 23


                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed
Registration Statement File No. 033-56323.




                              /s/ Arthur Andersen LLP
Hartford, Connecticut
December 3, 1997